Corporate Overview April 9, 2021

©2021 Exicure, Inc.® All Rights Reserved. Cautionary Note Regarding Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "expect," "plan," "may," "will," and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. All statements other than statements of historical fact in this presentation are forward looking including, but not limited to, statements regarding of Exicure, Inc. (“Exicure” or the “Company”); including the development of product candidates based on its proprietary SNA technology; the initiation, timing, progress, scope and results of the Company’s preclinical studies, clinical trials and research and development programs; its plans for development of cavrotolimod (AST-008), including its ongoing Phase 1b/2 clinical trial; the timing, availability and presentation of preclinical, clinical and regulatory developments; the potential benefits of the Company’s product candidates and notably, cavrotolimod; the development and the commercial potential, growth potential and market opportunity for the Company’s product candidates, if approved, and the drivers, timing, impact and results thereof; potential and future results of current and planned collaborations; and the timing or likelihood of regulatory filings and approvals. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the COVID-19 pandemic and the associated containment efforts may have a material adverse impact on the Company’s business, operations and financial results; the Company’s preclinical or clinical programs do not advance or result in approved products on a timely or cost effective basis or at all; unexpected safety or efficacy data observed during preclinical or clinical studies; the failure of the data from the Company’s preclinical trials to be indicative in human trials; clinical site activation rates or clinical trial enrollment rates that are lower than expected; the cost, timing and results of clinical trials; changes in the regulatory environment; unexpected litigation or other disputes; the ability of the Company to protect its intellectual property rights; and the actual funding required to develop and commercialize the Company’s product candidates and operate the Company. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s most recent Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the Securities and Exchange Commission. The forward-looking statements in this presentation speak only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements, unless required by law.

Exicure Snapshot

- Clinical-stage biotechnology company developing therapeutics for genetic disorders based on our proprietary Spherical Nucleic Acid (SNA™) technology
- In CNS, differentiated from conventional oligonucleotides by increased cellular uptake, longer persistence in cells, and deep brain distribution
- XCUR-FXN to upregulate frataxin, targeting the molecular cause of Friedreich's Ataxia (FA)
  - IND filing anticipated by YE 2021, with first patient dosed in H1 2022
  - **~3x frataxin upregulation achieved in CNS of FA mouse model indicates potential for disease resolution**
- Building deep neuroscience pipeline: Neuropathic Pain and Batten Disease; expecting 1+ INDs in 2022
- Cavrotolimod (TLR9 Agonist) in Phase 2 for Merkel Cell and Cutaneous Squamous Cell (CSCC) Carcinomas
  - Fast-Track/Orphan Disease designation
- $82M cash position (12/31/2020)

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3

Spherical Nucleic Acids (SNAs) are the Next Generation of Oligonucleotide Therapeutics

SNAs: Potential Best-in-Class


Linear Oligos
SNAs
vs.

- Dramatically improved cellular uptake
- Increased tissue persistence
- Highly favorable CNS biodistribution, including deep brain regions

Friedreich's Ataxia Program Rapidly Progressing to P1

In Vivo Increase of Frataxin to Carrier-Equivalent Levels (Mouse Cerebellum)


Frataxin Protein (Fold to Vehicle)
0
1
2
3
4
Component A
Component B
Vehicle
12 µg dose
60 µg dose
12 µg dose
60 µg dose

- Entered IND-enabling studies in 4Q20
- IND filing anticipated by end of 2021
- Potential for early target engagement read-out in FIH via CSF frataxin levels

Building Deep Pipeline


SCAs
Sporadic ALS
Batten Disease
Angelman's
Pain
Friedreich's Ataxia

- *SCN9A* (Na_v1.7) and *CLN3*-Batten Disease program in preclinical studies
- Promising discovery efforts in sALS[1], SCAs[2] and Angelman's
- Partnership opportunities in eye & skin

1) Sporadic ALS 2) Spino-cerebellar ataxias

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4

3-Dimensional Architecture Drives Receptor-Mediated Uptake



SNA
Spherical Nucleic Acid

- Dense, radial arrangement of oligonucleotides
- Creates elevated local concentration of nucleic acids
- Facilitates receptor interaction, increases cell uptake



Synthetic Oligonucleotides

- Compatible with virtually all oligonucleotide classes/chemistries (e.g. ASOs, siRNA, TLRs)
- Maximum sequence length ~80 nucleotides

+



Benign Lipid Nanoparticle Scaffold[1]

- Scaffold for oligonucleotides
- ~20 nm diameter

1) Composition: 1,2-dioleoyl-sn-glycero-3-phosphocholine (DOPC) liposome; DOPC is in the FDA-approved drug DepoDur®, a morphine sulfate extended-release liposome injection for lumbar epidural administration

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5

©2021 Exicure, Inc.® All Rights Reserved. 6 David A. Giljohann Chief Executive Officer Matthias Schroff Chief Operating Officer Douglas Feltner Chief Medical Officer Tim Walbert Chairman David Walt Jeffrey L. ClelandJames Sulat Bali Muralidhar Bosun Hau Elizabeth Garofalo Andrew Sassine Chad Mirkin MANAGEMENT BOARD OF DIRECTORS Established and Proven Management Team

SNA Is a Highly Differentiated and Versatile Platform

SNA Benefits Drive Superior *In Vivo* Efficacy

SMA[1] Mouse Model



SNA
Nusinersen
Linear
Nusinersen
Survival Probability (%)
100
80
60
40
20
0
0
20
40
60
80
100
120
Days Survival

Increased SNA potency results in greater efficacy at same dose

Full Spectrum Oligonucleotide Platform



RNase-mediated Knockdown
Increased Gene Expression
Splice Switching

Access targets and diseases inaccessible by traditional methods

Multi-Targeting Capability



1
Oligo vs. Target A
2
Oligo vs. Target B
3
Oligo vs. Target C

Cell-specific delivery of defined ratios of oligonucleotides

Potential for improved clinical efficacy, safety and less frequent dosing; as demonstrated in nonclinical studies

1) Spinal muscular atrophy

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7

Differentiation in Neuroscience

Three Drivers of Superior SNA Efficacy in Neuroscience

1

Higher Cell Uptake, Leading to **Higher Potency at Same Dose**


SNA
Linear
OLIGO / DAPI
OLIGO / DAPI

SNA with 3x lower IC50 (141 nM) vs. linear oligonucleotides (464 nM) for MALAT1 knockdown in cortical neurons (*in vitro*)

2

Higher Persistence in the CNS, Leading to **Prolonged Efficacy**


Nusinersen Alone
SNA-Nusinersen

SNA-nusinersen with superior persistence in rat radiolabelled biodistribution study after seven days compared to linear nusinersen

3

Broad CNS Penetration and Uptake in all Neuronal Subtypes


Deep Cerebellum
Nucleus (hematoxylin)
anti-*MALAT1* ON probe

In Situ Hybridization of SNA in the Brain (Rat) via ICM dosing

Anti-MALAT1 SNA reaches deep brain regions and achieves nuclear uptake in neurons, microglia and astrocytes

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9

Exicure Continues to Focus its Pipeline and Invest Into Neuroscience

		DISCOVERY	PRECLINICAL DEV	PHASE 1	PHASE 2
NEUROSCIENCE					
XCUR-FXN	FRIEDREICH'S ATAXIA	IND-enabling			
SCN9A	NEUROPATHIC PAIN				
CLN3	BATTEN DISEASE				
Discovery Programs	ALS, SCAs, ANGELMAN'S				
IMMUNO-ONCOLOGY					
CAVROTOLIMOD (TLR9 AGONIST)	Merkel Cell Carcinoma[1]				
CAVROTOLIMOD (TLR9 AGONIST)	Cutaneous Squamous Cell Carcinoma[1]				
DERMATOLOGY					
Undisclosed Target	Hair Loss Disorders			Allergan[2]	

1) In combination with checkpoint inhibitors 2) On May 8, 2020, Allergan plc was acquired by AbbVie Inc.

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10

©2021 Exicure, Inc.® All Rights Reserved. SNA-Nusinersen Outperforms Linear Nusinersen in Mouse Models 11 Days Survival Note: Survival data presented at 2018 Annual Cure SMA Conference; Nusinersen curve (red) in line with published Ionis data for single dose administration in SMA mice (Hua et al., 2011) PROOF OF CONCEPT (MICE) commercially available linear oligonucleotide therapeutic to treat spinal muscular atrophy (SMA) Spinraza® (nusinersen) 2x levels of healthy, full-length SMN2 mRNA and protein in SMA patient fibroblasts 4x longer survival vs. nusinersen and mitigated nusinersen toxicity SNA Control

©2021 Exicure, Inc.® All Rights Reserved. SNA Efficacy is Driven by Longer CNS Persistence 12 0 Hours Nusinersen Alone SNA-Nusinersen 24 Hours Nusinersen Alone SNA-Nusinersen 7 Days Nusinersen Alone SNA-Nusinersen Rat Distribution Study Highest levels of drug present in CNS (50 SUV) Drug still present in CNS(0.5 SUV) Note: Identical amount of oligonucleotide (180 µg) dosed for “Nusinersen Alone” and “SNA-Nusinersen” SNA-Nusinersen Persistence in spinal cord and brain

SNA Persistence Translates to Non-Human Primates (IT Dosing)

Relative Biodistribution in the CNS (NHP)[1]



FA, CLN3
FA, CLN3
CLN3
CLN3
Occipital Lobe
Cerebellum
Midbrain
Hippocampus
SUV (g/mL)
1.5
1.0
0.5
0
1
7
14
Days Post Injection

Conclusions

- Broad distribution throughout the CNS
- Strong SNA signals in the cerebellum, a region particularly important for FA, as well as midbrain, hippocampus and occipital lobe
- Strong SNA persistence with >50% of day 1 signal remaining after 14 days

1) Exicure data on file for 46 specific brain regions presented in a poster at the 145th Annual Meeting of the American Neurological Association October 4, 2020
^{124}I-labeled SNA dosed intrathecally, followed by PET/CT through 14 days post dose to measure decay-adjusted radioactivity signals. Data are means ± SD of n=3 monkeys.

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13

Friedreich's Ataxia (FA): Progressive Neurological Disorder

- Degenerative, debilitating, life-shortening, neuromuscular disorder causing loss of coordination (ataxia) in arms and legs
- Monogenic disorder: FXN mutations result in reduced levels of frataxin
- Leads to progressive childhood disability and early death
  - Mean onset of symptoms between age 10 to 15[1]
  - Majority of patients wheelchair-bound within two decades of onset
  - Loss of coordination, neuropathy, hearing and vision loss, cardiomyopathy, diabetes
  - Most patients succumbing to disease in their 30's and 40's
- Most common inherited ataxia: ~13,000 cases across major reimbursable markets[2,3]
- No approved therapy for FA
- No therapies in late-development that address the molecular cause of FA


SPINERGY

1) Gene Review, Bidichandani SI, Delatycki MB. 2017. 2) OrphaNet, NIH, FARA. 3) U.S., EU28, Canada, Australia

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14

For Patients, CNS Manifestations of FA Have the Most Significant Impact on Function and Quality of Life

FA Symptoms That Most Impact Daily Quality of Life



Percent of Patients
100.
75.
50.
25.
0.
CNS Manifestations
Balance/Regular Falls
Manual Dexterity
Fatigue
Diabetes
Scoliosis
Cardiac Condition
Choking/Swallowing Issues
Vision Loss
Hearing Loss
Slurred Speech
Urinary/Bowel Issues
Spasticity (Legs)
Pain

"**CNS manifestations of FA are the most significant** in terms of function and quality of life for individuals living with FA"

– Jennifer Farmer, CEO, Friedreich's Ataxia Research Alliance (FARA)

Data from FARA's FA PFDD Meeting, June 2, 2017, N = 136; graphical illustration adapted from FARA version presented on Jan 7, 2021

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15

Reduced Frataxin Expression Due to Expanded GAA Repeats Causes Neuronal Dysfunction in Friedreich's Ataxia



NUCLEUS
DNA
GAAGAAGAAGAAGAAGA...
Expanded GAA Repeats (~70-1000+)
Reduced FXN mRNA
CYTOPLASM
Mitochondrial Dysfunction
Reduced FXN Protein
NEURON
Neuronal Dysfunction
CNS
Friedreich's Ataxia
Affects:
-Cerebellum
-Dorsal Root Ganglia

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16

Residual Frataxin Levels in Friedreich's Ataxia (FA) Support Oligonucleotide Approach

Frataxin Levels in Blood From FA Patients vs. Controls



(a)
Frataxin, % of Average Control
0
50
100
150
p < 0.001
p < 0.001
Control (n=67)
Carrier (n=143)
cFRDA (n=246)
LOFA (n=35)
pFRDA (n=12)

cFRDA = Classic, typical onset FA; LOFA = Late onset FA; pFRDA = heterozygous for repeat + point mutation
Whisker plot: Box outlines represent 95% CI, whiskers represent 99% CI, x = outliers beyond 99% CI
Source: Deutsch et al., 2014
1) Mean age at onset 11.3 years 2) Mean age at onset 36.7 years

Conclusions

- Patients with FA have substantial residual frataxin
- Residual frataxin levels support Exicure's protein upregulation approach
- "Classic", typical onset[1] FA patients with frataxin levels of ~25% of healthy control in whole blood
- Late onset[2] FA patients with 45-60% of healthy control levels, below carrier levels of 65-70%
- Differential in disease onset based on frataxin levels strongly supports therapeutic rationale for increasing frataxin to slow disease progression

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17

©2021 Exicure, Inc.® All Rights Reserved. 18 XCUR-FXN Leverages Multi-Targeting Approach for FXN Upregulation Increased Frataxin Production DNA mRNA Mitochondrion Enzyme Degradation of Natural Antisense Transcript Cytoplasm Cytoplasm mRNA Stabilization XCUR-FXN (bi-specific SNA) Nucleus Carries two distinct oligonucleotides ( ) Increased FXN mRNA We believe XCUR-FXN increases production of FXN mRNA by degrading a natural antisense transcript and increasing FXN mRNA half-life in the cytosol , enabling more translational cycles per mRNA molecule. 2 21 1 21 1 2

©2021 Exicure, Inc.® All Rights Reserved. XCUR-FXN Dose-Dependently Upregulates Frataxin Protein and mRNA 19 • Consistent in vitro activity in FA-patient derived induced neurons and fibroblasts and biodistribution observed with SNA reporter gene constructs suggests attractive candidate for progression into IND-enabling studies • All experiments are conducted with unassisted free uptake1 suggesting high translatability to in vivo studies 1) No use of transfection agents or electroporation Key experimental conditions: (left) Frataxin protein study: N = 3 biological replicates, incubation time = 96 hours, days in vitro at time of experiment = 18 days; (right) FXN mRNA study: N = 3 biological replicates, incubation time = 72 hours, hours in vitro at time of experiment = 24 hours; (both) Cell l ine 541/420 GAA Neurons (iPSC-derived) From FA Patients Fibroblasts From FA Patients XCUR-FXN ConcentrationXCUR-FXN Concentration 0 20 40 60 80 100 120 140 160 Untreated 370 nM 1111 nM 3333 nM F ra ta x in P ro te in (% N o n D is e a s e C o n tr o l) 0 18 37 55 73 92 110 Untreated 370 nM 1111 nM 3333 nM F X N m R N A (% N o n D is e a s e C o n tr o l)

©2021 Exicure, Inc.® All Rights Reserved. 0 30 60 90 120 F ra ta x in P ro te in (% N o n D is e a s e C o n tr o l) XCUR-FXN Increases Mitochondrial Frataxtin and Activity 20 1) SDH - succinate dehydrogenase • XCUR-FXN returns frataxin levels to non-diseased level in mitochondria, the target cellular compartment in FA • XCUR-FXN increases mitochondrial energy metabolism (SDH1 activity); indicating improved mitochondrial health • Highest reported potency in a transfection-free system for improving mitochondrial activity in patient-derived mitochondria Mitochondrial Activity (Isolated From Induced Neurons) Frataxin Protein Levels in Mitochondria (Isolated From Induced Neurons) Untreated XCUR-FXN (500 nM) FA Donor 1 Cells FA Donor 2 Cells FA Donor 1 Cells FA Donor 2 Cells 0 30 60 90 120 M it o c h o n d ri a l S D H 1 A c ti v it y (% N o n D is e a s e C o n tr o l) Untreated XCUR-FXN (500 nM)

©2021 Exicure, Inc.® All Rights Reserved. 21 Magnitude of In Vivo Frataxin Upregulation by the Components of XCUR-FXN Indicates Possibility for Disease Resolution in Patients Frataxin Protein Measured Across Brain and Cord Regions at 2 Dose Levels in Pook800J FA Mouse Model • The highest fold change (2-3x) is observed in the cerebellum, the brain area with highest known disease relevance for FA • The two component oligonucleotides shown are the individual components of XCUR-FXN; in vitro results show synergy in FXN upregulation via combination of individual oligonucleotides into a multi-targeting SNA XCUR-FXN Component A - 12 μg dose XCUR-FXN Component A - 60 μg dose XCUR-FXN Component B - 12 μg dose XCUR-FXN Component B - 60 μg dose Vehicle Brain Regions Cord Regions

SNAs Distribute Into Deep Brain Regions Critical for FA Pathology

In Situ Hybridization of SNA in the Brain (Rat)[1] via ICM dosing



Deep Cerebellum



Nucleus
(hematoxylin)
anti-MALAT1
ON probe

Co-localization of probes show SNA uptake in nuclei

Conclusions

- Co-localization of anti-*MALAT1* oligonucleotides with nuclei suggests nuclear uptake of SNAs
- *MALAT1*-targeting SNAs are visible in the deeper regions of the cerebellum
  - In the image to the left, SNAs populate large neurons of the deep cerebellar nuclei
  - The primary site of FA cerebellar pathology is the dentate nuclei
- In the FA-FXN study, the mouse brain is size-limiting, so, target engagement measurements were performed in the cerebellum as a whole

1) Rats received single ICM dose of 415 µg (~2 mg/kg) MALAT1-targeting oligonucleotide in SNA format. Rats were sacrificed for in situ hybridization 2 weeks after dosing

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22

©2021 Exicure, Inc.® All Rights Reserved. XCUR-FXN: Rapid Path Forward to Clinical Validation 23 • IND filing expected at end of 2021, initiate Phase 1b First-in-Human study in Friedreich’s Ataxia (FA) patients in H1, 2022 • Robust and scalable platform GMP manufacturing process in place - Exicure has successfully scaled up three SNA programs for clinical trials in oncology and inflammation • Phase 1b goals: Demonstrate safety and characterize PK of multiple ascending doses in FA patients and inform P2/3 dose selection • Translational biomarkers, including brain imaging and FXN expression in CSF to provide fast read-outs for target engagement and pharmacodynamic (PD) effects • Exploratory endpoints to measure clinical outcomes (ratings scales, etc.) in preparation for pivotal trial • Phase 1b trial design and site selection in close collaboration with FA experts and FARA

Pharmacodynamic Endpoints for Phase 1b Selected to Provide Robust Data Package to Assess Effects of XCUR-FXN in Patients

Neuroimaging

PD Marker	Significance of Change
Quantitative susceptibility mapping (QSM) of cerebellar dentate nucleus by MRI (measuring iron content)	Decrease in iron indicates correction of FA pathology
Magnetic resonance spectroscopy (MRS) of key CNS metabolites	Normalizing effect on key CNS metabolites (n-acetylaspartate, myo-inositol, etc.) as marker of correction of FA pathophysiology
Diffusion tensor imaging (DTI) of superior cerebellar peduncle by MRI	Improved white matter/axonal microstructure indicate correction of FA pathology



CSF / Serum Biomarkers

PD Marker	Significance of Change
Frataxin protein (in CSF)	Target engagement by XCUR-FXN in most proximal compartment
Neurofilament light chain (NfL) and phosphorylated heavy chain (pNfH) in CSF and serum	Beneficial effect on CNS neurons/axons as a result of increased frataxin levels indicating correction of FA pathophysiology
Ferritin (in serum)	Normalization of iron distribution as downstream marker of FA pathophysiology

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24

FA Competition: Late-Stage Programs do not Address the Genetic Cause of FA; Early-Stage Programs Unlikely to Sufficiently Reach CNS

	Phase 3	Phase 3 Ready	Phase 2	Phase 1	Preclinical	
	PTC Therapeutics	Reata Pharmaceuticals	Minoryx Therapeutics	Larimar Therapeutics	Design Therapeutics	Novartis, Voyager Therapeutics, PTC Therapeutics, Stridebio, Aavantibio, Lacerta Therapeutics, Lexeo Therapeutics
Program	Vatiquinone	Omaveloxolone	Leriglitazone	CTI-1601	FA GeneTAC	AAV Gene Therapies
MOA	Oxidative stress reduction	Oxidative stress reduction	PPARγ agonist	Modified frataxin replacement therapy	*FXN* upregulation via small molecule	AAV gene therapies targeting the CNS and/or heart
Key Observations	P3 evaluating only P2 low dose (200 mg) with P2 results for this dose unknown; P2 high dose (400 mg) discontinued	Achieved minimal mFARS improvement (2.4 improvement on a 93-point scale) in P2	Edema observed as prominent AE in P2a, in line with mechanism of action, and its known cardiovascular safety risk	Preclinical mouse data showed only ~5% frataxin replacement rate in the CNS upon repeat dosing; top SAD dose of 100 mg likely to provide even lower exposures[1]	~80x lower drug exposures in brain vs heart & large molecular weight of 1,600-1,800 Da suggest limited CNS exposure with anticipated clinical IV dosing regimen	Delivery of AAV vectors to the CNS is associated with DRG toxicity[2] Most preclinical programs without progress for >12 months

Sources: Company websites, corporate SEC filings, www.clinicaltrials.gov
1) Using simple allometric dose scaling 2) Hordeaux et al., 2020

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25

Deep Neuroscience Pipeline

Na$_v$1.7: a Validated Pain Target is Ideally Suited to Exicure's SNA Platform Due to SNA Selectivity and Biodistribution Profile

1 Human Genetic Validation

SCN9A (Na$_v$1.7)
Gain-of-Function Mutations



Severe Pain

SCN9A (Na$_v$1.7)
Loss-of-Function Mutations



Lack of Pain

- Na$_v$1.7 is a trans-membrane sodium channel key for pain signal transduction to the brain
- Gain-of-function mutations lead to severe pain conditions such as inherited erythromelalgia and small fiber neuropathy
- Loss-of-function mutations lead to congenital insensitivity to pain

2 Oligonucleotide Selectivity vs Small Molecules (SMs)


Channel Activation
1.0
0.8
0.6
0.4
0.2
0.0
0.1
1
10
100
1000
10000
Nav1.7
Nav1.2
Nav1.1
Nav1.5
Nav1.6
Illustrative Example of Na$_v$1.7 Selectivity Profile for Small Molecule Inhibitor (Xenon/ Genentech; Bankar et al., 2018)
Small Molecule Inhibitor of Na$_v$1.7 (nM)

- Past small molecules required unbound plasma concentrations substantially above the IC_{50} to sufficiently inhibit Na$_v$1.7 in DRGs
- Due to small selectivity margins, **SMs failed to reach target inhibition levels in DRG**
- Knockdown via SNAs is **exquisitely selective**, with SNA screening hits not exhibiting homology with other Na$_v$ family members

3 SNA Distribute to DRGs


Spinal cord (dorsal view)
dorsal root ganglia
Spinal cord (transverse section)

- **Intrathecal SNA** achieves *in vivo* delivery to dorsal root ganglion (DRG) neurons, the key cell type expressing Na$_v$1.7 and which mediates transmission of peripheral pain signals to the brain

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27

©2021 Exicure, Inc.® All Rights Reserved. Potent CLN3 Splice Modulating SNAs for Treatment of Both the CNS and Ocular Disease Manifestations of CLN3 Batten Disease 28 Establishing PoC for Eye Disease3 • SNA target engagement (splice switching) observed with eGFP reporter construct in mouse retina and optic nerve with intravitreal injection • Supports pursuit of ocular manifestations • CLN3 advancement will de-risk platform for large number of eye disorders Commercially Attractive Indication 1 • ~50% of U.S. patients known by KOLs • High unmet need supports attractive pricing for a clinically meaningful therapy • Limited competition (Amicus gene therapy in P1/2; Abeona preclinical gene therapy; Ionis discovery project) >1,800 in U.S. and EU Extremely Potent Splice Modulating SNAs Identified 2 • Potent splice modulating SNAs identified • SNAs convert up to 95% of mRNA into splice- corrected, functional transcript • Observed splice modulation translates into increased total CLN3 mRNA levels (see prior slide), suggesting effects on protein levels 0% 25% 50% 75% 100% N e g a ti v e C o n tr o l S N A 1 S N A 2 S N A 3 S N A 4 S N A 5 C L N 3 T ra n s c ri p t V a ri a n ts (% o f T o ta l) CLN3 Δ78 (Mutation) CLN3 Δn+78 (Splice-corrected) Uninjected Eye Hair Injected Eye

Oncology Differentiated TLR9 Agonist in P2 for Solid Tumors

SNAs Are Ideal for TLR9 Activation



SNA
Scavenger Receptors
Endosome
TLR9s
IL-12
IP-10
Activated NK cell
Activated T cell

Key Takeaways

- Toll like receptor 9 (TLR9) agonism can produce the desired pharmacodynamics
- TLR9 is found in the endosome of cells – SNAs are colocalized in the endosome after internalization into cells
- The SNAs are coated externally with oligonucleotides allowing for facile interaction with TLR9
- SNAs have high cellular uptake, driving potency

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30

Phase 1b Summary of Cavrotolimod Clinical Findings

Clinically meaningful overall response rate

- ORR 21% (all doses; 1 CR, 3 PR)
- ORR 33% (highest and Phase 2 dose; 2 PR)

Durable response

- >6 months in all 4 responders and up to 22 months
- Ongoing in 3 of 4 responders (1 CR, 2 PR)

Systemic (abscopal) effects

- Regression in distant and regional lesions

Proof of concept in largely refractory population

- Progressive disease on prior anti-PD-1: 85%
- Two or more lines of systemic therapy: 65%

Pharmacodynamic profile corroborating efficacy

- Increased serum cytokines/chemokines
- Increased activation of immune cells
- Increased tumor infiltration by immune cells

Safe and well-tolerated

- No DLTs, treatment-related serious AEs, or G4 AEs were reported[1]
- Most common AEs are flu-like symptoms, injection site reactions, expected from mechanism of action
- Support highest dose (32 mg) in Phase 2

1) In the Phase 2, two patients reported treatment-related SAEs [hypotension, flu-like symptoms and infusion-related reaction]

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31

©2021 Exicure, Inc.® All Rights Reserved. Effects on Both Lesions Injected Non-injected Response in Refractory Melanoma Patient With Progression on Anti-PD-1 at Enrollment 76-year-old man with melanoma 32 Lesions at Baseline Response to Cavrotolimod + Pembrolizumab at 12 Weeks

©2021 Exicure, Inc.® All Rights Reserved. Phase 1b: Tumor Regression in Distant, Noninjected Lesions 33 PD CRPDPR Overall Response CSCC MCCMelanomaMCC -33% R face -20% R lung -33% L neck -36% R axillary LN -34% R axillary LN -50% L axillary LN -47% L abdomen -29% L abdomen -100% L leg -100% L leg CSCC: Cutaneous Squamous Cell Carcinoma; MCC: Merkel Cell Carcinoma

Cavrotolimod Phase 2 Expansion Stage: Enrollment Commenced

Phase 2 Expansion Design

1 Merkel Cell Carcinoma
N = up to 29

Stage 1	Criterion	Stage 2
Enroll 10 cavro at RP2D and pembro per label N=10	≥ 1 partial response or complete response	**Enroll 19** cavro at RP2D and pembro per label N=29

2 Cutaneous Squamous Cell Carcinoma
N = up to 29

Stage 1	Criterion	Stage 2
Enroll 6 cavro at RP2D and cemiplimab per label (If safe, enroll additional 4) N=10	≥ 1 partial response or complete response	**Enroll 19** cavro at RP2D and cemiplimab per label N=29

Objectives/Timing

- Determine the safety and preliminary efficacy of cavro plus CPI
- Orphan drug designation granted for MCC
- Potential for trial to be registration study

Exploratory cohorts underway in Melanoma and with SC dosing

Cavro: cavrotolimod; pembro: pembrolizumab; RP2D: recommended Phase 2 dose; CPI: checkpoint inhibitor

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34

Broad Applicability of the SNA Platform Applications in Eye, Lung, GI, Dermatology

©2021 Exicure, Inc.® All Rights Reserved. Ophthalmology OLIGO ALONE OUR SNA Distribution after 24 hours GI Lung DistributionAnti-TNFα SNA Increases Survival in TNBS-induced Colitis Mouse Model Our SNA High levels of oligonucleotide in the eye Oligo Very low levels in the eye Our SNA High levels of oligonucleotide in the lung in just 2 hours Our SNA Increase survival Lung Preclinical Data Supports Additional Therapeutic Settings 36

©2021 Exicure, Inc.® All Rights Reserved. Exicure + Allergan: Active Collaboration for Hair Loss Disorders • $25MM upfront • Up to $50M in option/IND- enabling payments • Up to $195M in development and regulatory milestones • Up to $530MM in commercial milestones • Tiered royalties of mid single-digit to mid-teen percentage The EconomicsThe Partnership • Discover and develop two SNA- based treatments for hair loss disorders • Initiated November 2019 • Exicure responsible for discovery costs prior to option exercise by Allergan; Allergan responsible afterwards 37

©2021 Exicure, Inc.® All Rights Reserved. Exicure Deliverables 2021/2022 38 Q1, 2021 Q2-Q3, 2021 Q4, 2021 H1, 2022 • XCUR-FXN in IND- enabling studies • SCN9A and CLN3 move into in vivo studies • SCN9A and CLN3 in vivo target engagement • MALAT1 target engagement in NHPs (platform) • IND filing for XCUR-FXN • PK/PD model for XCUR-FXN for human dose projection • First patient dosed with XCUR-FXN • 2nd program to enter IND- enabling studies 2021 2022